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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-39802) of Handspring, Inc. of our report dated July 18, 2000 relating to the financial statements and financial statement schedule, which appears in this form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
September 26, 2000